Tempur Sealy  International, Inc.   (TPX) “We are continuing to  mitigate the COVID‐19  impact while optimizing our  competitive position” 1 © 2020 Tempur Sealy International, Inc.

PURPOSE To Improve the Sleep of More People,  Every Night, All Around the World BACKGROUND Tempur Sealy is a market‐leading, vertically  integrated global company that develops,  manufacturers, markets and retails bedding  products both on and offline. Net Sales Net Sales Three Months Ended  Twelve Months Ended  March 31, 2020 December 31, 2019 Our long‐term strategy is to drive earnings  Consolidated $ 822M                  $3,106M growth with high return on invested capital  % Sales 100% 100% and generate significant free cash flow.  North America $ 677M                  $2,533M % Sales 82% 82% We drive to achieve industry‐leading  International $ 145M $573M sustainability and environmental initiatives.  % Sales 18% 18% Forward‐Looking Statements: This investor presentation contains statements that may be characterized as “forward‐looking” within the meaning of federal securities  laws. Please review carefully the cautionary statements and other information included in the Appendix under “Forward‐Looking Statements”. Non‐GAAP Financial Information: This presentation includes financial measures not accepted under U.S. Generally Accepted Accounting Principles ("GAAP"). Please refer  to the footnotes and the explanations about such non‐GAAP financial measures, including reconciliations to the corresponding GAAP financial measures, in the Appendix.  Footnotes: Please refer to the footnotes at the end of this presentation. 2 © 2020 Tempur Sealy International, Inc.

GLOBAL MANUFACTURING FOOTPRINT 35 International  Facilities 27 North American  Facilities Wholly owned and Joint Venture Tempur‐Pedic Facility Joint Venture Licensee 3 © 2020 Tempur Sealy International, Inc.

Portfolio of Brands Tempur‐Pedic • Tempur‐Pedic uniquely adapts, supports and  aligns to you to deliver truly life‐changing sleep $1,999‐$7,499 Stearns & Foster • The world’s finest beds made with exceptional  materials, time‐honored craftsmanship and  unparalleled design $1,499‐$4,999 Sealy • Every Sealy mattress combines smart innovation,  precise engineering and industry‐leading testing  to ensure quality and durability $399‐$2,499 Private Label Offerings • Products for the value‐orientated consumer Under $1,299 4 © 2020 Tempur Sealy International, Inc.

OMNI‐CHANNEL CONSUMER 5 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Powerful Omni‐Distribution Platform  Largest part of worldwide distribution Wholesale  Recent significant distribution gains  Significant worldwide sales growth  E‐Commerce  Highly profitable and expanding margins Company  Owned   Luxury Tempur‐Pedic and multi‐branded showroom experiences Stores  Significant worldwide sales growth opportunity  Highly profitable and expanding margins opportunity 6 © 2020 Tempur Sealy International, Inc.

Winning Online: Wholesale and Direct CHANNEL TempurPedic.com Most profitable online bedding company in the world DIRECT TO  High growth and high margins CONSUMER  Compressed Bedding Products Traditional Bedding Products TEMPUR‐Cloud®  Tempur‐Pedic OMNI‐ COCOON by Sealy™  Stearns & Foster CHANNEL Sealy‐to‐go  Sealy Alternative Channels (Web‐based Retailers) Dedicated sales team with focus on eMarketplace sales growth WHOLESALE High growth and stable margins Traditional Retailers Online TPX proprietary RetailEdge training providing shopper‐focused solutions WHOLESALE High growth and stable margins 7 © 2020 Tempur Sealy International, Inc.

Tempur Sealy Compressed Offerings Sealy‐to‐go COCOON by Sealy™ TEMPUR‐Cloud® Value Mid‐Level Premium  Our compressed products are a convenient option for consumers shopping  online through our direct business or our third‐party retail partners. 8 © 2020 Tempur Sealy International, Inc.

U.S. Company‐Owned Store Strategy Tempur‐Pedic® Retail Stores: Sleep Outfitters®: Broad‐Based Opportunity  High‐End Targeted Opportunity Strategic Representation • Approximately 60 high‐end retail destinations, with  complementary co‐tenants, in high demographic areas • Regional bedding retailer that is strategically important  • Strategic market placement (125‐150 store vision) to the markets it serves for Tempur Sealy • Brand Ambassadors ‐ Tempur‐Pedic® only products • Approximately 100 multi‐branded retail locations • Consumer niche – prefer direct from manufacturer • Tempur, Sealy and Stearns & Foster merchandising • Premium ASP offering: $2,000 ‐ $4,500 • Wide range of ASP products:  $399 ‐ $4,699 9 © 2020 Tempur Sealy International, Inc.

Our Clean Shop PromiseTM protocol involves making deliberate adjustments to  employee training, customer experience, store environment and the delivery process  in order to ensure the health and safety of consumers and employees. retailedge Program Features: POWERED BY TEMPUR SEALY o One‐use mattress and pillow shields provide a  tangible barrier to ensure consumers’ safety and  comfort as they test products in‐store o In‐depth training materials provides store  employees with the tools needed to fulfill the  Clean Shop Promise o Eye‐catching signage and informative digital  content 10 © 2020 Tempur Sealy International, Inc.

Q1 RESULTS AND  2020 OUTLOOK 11 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

First Quarter 2020 Highlights Three Months Ended March 31st ($ in millions, except for  % Change Reported EPS and % values) 2020 2019 Constant  % Change (unaudited) Currency(1) Net Sales $822.4 $690.9 19.0% 19.8% Net Income 59.7 28.4 110.2% 111.3% EBITDA(1) 134.5 96.3 39.7% 40.2% EPS 1.11  0.51 117.6% 119.6% Adjusted EBITDA(1) $151.2 $92.8 62.9% 63.5% Adjusted EPS(1) 1.34 0.54 148.1% 150.0% “We delivered the highest first quarter adjusted EBITDA in our company’s history, despite the impact of COVID‐19 on our global operations. Our robust first quarter results give us confidence that our underlying structure and strategies are working. While there are significant challenges that lie ahead, our strong operating momentum heading into this crisis gives us confidence that we will emerge even stronger on the other side.” – Scott Thompson, Company Chairman and CEO 12 © 2020 Tempur Sealy International, Inc.

Product Sales Three Months Ended  Bedding  Other  March 31, 2020 Net Sales (unaudited) Products Products Consolidated $      756.5M $       65.9M $     822.4M YoY Growth 20.1% 7.9% 19.0% North America $      640.3M $       36.9M $      677.2 YoY Growth 24.5% 24.7% 24.5% International $      116.2M $       29.0M $     145.2M YoY Growth 0.7% ‐7.9% ‐1.2% 13 © 2020 Tempur Sealy International, Inc.

Direct to Consumer Global Direct Sales • Distribution network made up of high growth, high margin,   $120 Web, Call Center, and Company‐owned stores • Strong growth within the direct channel, growing 33% in   $100 the first quarter of 2020  $80 • Long‐term direct target: 25% of Tempur‐Pedic net sales  $60 NORTH AMERICAN  INTERNATIONAL   $40 SALES CHANNEL SALES CHANNEL  $20 10% 22%  $‐ Q1 2018 Q1 2019 Q1 2020 Intl NA 78% 90% Q1 global direct channel sales grew 84% over 2 years *Excluding Sleep Outfitters, Q1 global direct channel sales grew over  50% in 2 years Direct Wholesale Direct Wholesale 14 © 2020 Tempur Sealy International, Inc.

o Leverage ratio (1) 3.0x, at the midpoint of the target range of 2.5‐3.5x(4) o Capital structure contains long dated maturities; fixed rate debt represents  Debt Structure around 2/3 of total debt  o Anticipate our leverage ratio to temporarily increase above our target range in  2020 due to COVID‐19 o $300 million of available liquidity as of March 31, 2020, obtained an additional  $200 million of liquidity in the form of a 364‐Day Loan on May 13, 2020 LEVERAGE(1) MANDATORY MATURITY PROFILE(4) Term A Loan $600 3.65x 364‐Day Loan 2023 Bond $450 2026 Bond 3.22x $330 3.03x $200 2.92x $21 $21 $21 $32 2020 2021 2022 2023 2024 2025 2026 2Q19 3Q19 4Q19 1Q20 Rating Agency Ratings • S&P: BB‐ reaffirmed as of March 2020 • Moody’s: Ba3 reaffirmed as of May 2020 15 © 2020 Tempur Sealy International, Inc.

o Withdrew previously‐issued full‐year financial guidance for 2020  due to uncertainty from COVID‐19 2020 Outlook o Expect near‐term profits to be challenged with an expected at  least breakeven unadjusted EBITDA(1) in the second quarter 2020 o Recently increased Tempur‐Pedic brand advertising spend in the  U.S. to support third‐party retail store openings and restart  industry growth o Expect to generate operating cash flow for the full year 2020 2020 Financial Targets(3) and Assumptions Depreciation & Amortization $130 to $135 M Capital Expenditures $75 to $90M  ($70M Maintenance) Interest Expense $90 to $95M U.S.  Federal Tax Rate Range 29% to 30% Diluted Share Count 53M Shares 16 © 2020 Tempur Sealy International, Inc.

MARKET UPDATE(2) Q2 Trends: o Expect second quarter net sales to be down approximately 30% compared to prior year o The Memorial Day promotion is going well in the U.S. Many re‐opened retailers report experiencing historically strong closing rates on  reduced floor traffic in addition to continued strength in e‐commerce offerings o International operations continue to demonstrate overall improving trends with positive trends in Asia and Northern Europe o Updated second quarter expectation of at least breakeven unadjusted EBITDA(1) U.S. Direct Channel Updates: o Beginning to reopen stores in a phased approach and expect the vast majority of our approximate 160 retail store locations to be open by the end of May o All reopened stores will follow our Clean Shop PromiseTM protocol o Some company‐owned stores may operate with reduced hours and/or modified delivery service U.S. Wholesale Channel Updates: o Believe about 65% of our third‐party retail stores will be open by the end of May, up from 40% at the end of April o Offering our Clean Shop PromiseTM protocol as a resource as we support retailers through their store re‐openings 17 © 2020 Tempur Sealy International, Inc.

DRIVING SHAREHOLDER VALUE 18 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Long‐term initiatives: o Develop the highest quality bedding products in all the  markets we serve o Promote our worldwide brands with compelling marketing o Optimize our powerful omni‐distribution platform to be  where consumers want to shop o Drive increases in EBITDA(1) Competitive advantages: o Consumer‐centric approach across brands, products and channels o Expanding wholesale and direct to consumer channels around the globe o Flexible operating model with world‐class manufacturing capabilities o Industry‐leading balance sheet o Expect positive operating cash flows for full year 2020 19 © 2020 Tempur Sealy International, Inc.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE Tempur Sealy is committed to protecting and improving our communities and environment Environmental • In 2018, 72% of our North American facility waste  was recycled ‐ 16,066 barrels of oil, 51,152 trees, 16,070,577 KW hours,  3,009 tons of CO2, 21,062,772 gallons of water Social • Community Engagement ‐ Donated stock with a market value of approximately $9 million to    public charities in December 2019  Governance • Majority of Directors on the Board are Independent • Subject executives to significant stock ownership guidelines  and holding requirements • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management  • International ethics line • Zero tolerance policy towards improper payments and bribes 20 © 2020 Tempur Sealy International, Inc.

Corporate Social Value Highlights Raymond James ranked Tempur Sealy in the top  quartile for ESG out of all companies they consider  a ‘Strong Buy’ o The Company has developed, manufactured and  donated specialty mattresses and other products to  be used in the fight against COVID‐19 o The Tempur Sealy Foundation donated $160,000 to  charities serving communities during the crisis Donated stock with a market value of  approximately $9 million to public charities in  December 2019  Ranked a ‘Strong Buy With the Best ESG  Score’ by Raymond James Source: ‘Raymond James Strategy for ESG Investing’ published February 10, 2020 21 © 2020 Tempur Sealy International, Inc.

Thank you for  your interest in  Tempur Sealy  International For more information please email:  investor.relations@tempursealy.com 22 © 2020 Tempur Sealy International, Inc.

Appendix 23 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Forward‐Looking Statements This investor presentation contains statements that may be characterized as "forward‐looking" within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this presentation the words "assumes,” “vision," "may,” “strategy," "estimates," "expects," "guidance," "anticipates,” “seeks," "projects," "plans," "proposed," "targets," "intends,” “goals," "believes," "will," and variations of such words or similar expressions are intended to identify such statements. These forward‐looking statements include, without limitation, statements relating to the Company’s expectations regarding EBITDA, adjusted EBITDA, net sales, leverage ratio, operating cash flow and performance generally for 2020 and subsequent periods, the Company’s expectations regarding direct and wholesale store re‐openings, modifications of store and delivery services and the implementation of the Company’s Clean Shop PromiseTM protocol, the Company’s Aspirational Program and ongoing productivity initiatives. Any forward‐looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance or that these beliefs will prove correct. The Company undertakes no obligation to update any forward‐looking statement contained herein to reflect events or circumstances after the date on which such statement is made. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those that may be expressed as forward‐looking statements in this presentation. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events; risks associated with the duration, scope and severity of COVID‐19 and its effects on the Company's business and operations, including the disruption or delay of production and delivery of materials and products in the Company's supply chain; the impact of travel bans, work‐from‐home policies or shelter‐in‐place orders; a temporary or prolonged shutdown of manufacturing facilities or retail stores and decreased retail traffic; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches and the related expenses and life cycles of such products; the ability to continuously improve and expand the Company’s product line; the effects of consolidation of retailers on revenues and costs; competition in the Company’s industry; consumer acceptance of the Company’s products; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors and financial solvency and related problems experienced by other market participants, any of which may be amplified by the effects of COVID‐19; risks associated with the Company’s acquisition of 80% ownership of the assets of Sherwood Acquisition Holdings, LLC, including the possibility that the expected benefits of the acquisition are not realized when expected or at all; the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber‐based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; market disruptions related to COVID‐19 which may frustrate the Company's ability to access financing on acceptable terms or at all; the Company’s capital structure and debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding the Company’s target leverage and share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under Part I, ITEM 1A of the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019 and in Part II. Item 1A of the Company’s Quarterly Report on Form 10‐Q for the quarter ended March 31, 2020. There may be other factors that cause the Company’s actual results to differ materially from any of those expressed as forward‐looking statements herein. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur‐Pedic®, the TEMPUR‐PEDIC & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze™, TEMPUR‐LUXEbreeze™, TEMPUR‐Cloud®, TEMPUR‐ Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY TEMPUR‐PEDIC®, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™, TEMPUR‐Comfort™, TEMPUR‐Traditional™, TEMPUR‐ Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and Clean Shop Promise™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on April 30, 2020. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 24 © 2020 Tempur Sealy International, Inc.

Use of Non‐GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, EBITDA, adjusted EBITDA, consolidated  funded debt less qualified cash, leverage and leverage ratio which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be  alternatives to net income and earnings per share as a measure of operating performance or an alternative to total debt. The Company believes these non‐GAAP measures provide investors  with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not  immediately apparent from net income and operating income. The adjustments management makes to derive the non‐GAAP measures include adjustments to exclude items that may cause  short‐term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and  management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment  performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability  purposes. Limitations associated with the use of these non‐GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as  determined in accordance with GAAP. These non‐GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures  defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more  information regarding the use of these non‐GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a  "constant currency basis," which is a non‐GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in  foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period  results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country  currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period‐to‐period  comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA  provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Adjusted Net Income  A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of  adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA, which the Company may refer to as leverage, is provided on a previous slide and is calculated by dividing consolidated  indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA. The Company provides this as supplemental information to investors regarding  the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. 25 © 2020 Tempur Sealy International, Inc.

Adjusted EBITDA Reconciliation 26 © 2020 Tempur Sealy International, Inc.

Adjusted Net Income and Adjusted EPS 27 © 2020 Tempur Sealy International, Inc.

Leverage Reconciliation 28 © 2020 Tempur Sealy International, Inc.

Aspirational Program[5]

- The Company has an Aspirational Program which is a unique long-term program designed to provide extraordinary compensation for extraordinary performance. The Company seeks to accomplish these goals in a way that rewards performance that is aligned with its stockholders' interest as exemplified by the Company's Aspirational Program.
  - Performance restricted stock units ("PRSUs") for approximately 1.7 million shares of the Company's common stock were granted to over 150 employees as of 12/31/19
  - PRSUs will vest based on adjusted EBITDA[1] performance measured on a rolling 4 quarter basis during two performance periods -- 2018 and 2019; and 2020
  - If the minimum performance target is met for the applicable period, awards become payable shortly after the applicable period. If an officer or employee leaves for any reason prior to vesting, all of his or her PRSUs will be forfeited, subject to certain limited exceptions

Achievement Schedule

	January 1, 2020 – December 31, 2020 (Period 2)		
Adjusted EBITDA (in millions)	**% of Total Grant of PRSUs That Will Vest**	**# Shares That Will Vest**	**Full Year Dilution Impact***
≥ $650	50%	850,000	1.5%
$600	33%	570,000	1.0%
< $600	0%	0	0.0%

- Measured quarterly on a trailing four quarter period
- If an award is earned in the first period the program ends, subject to a change of control provision
- Prorated based on performance between $600 & $650, but is only payable at the end of the respective period

*Assumed share count as of 12/31/19

29

© 2020 Tempur Sealy International, Inc.

Footnotes 1. Adjusted Net Income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, leverage ratio, and constant currency are non‐GAAP financial measures. Please refer to the  "Use of Non‐GAAP Financial Measures and Constant Currency Information" on the subsequent slide for more information regarding the definitions of adjusted Net  Income, EBITDA, adjusted EBITDA, leverage, leverage ratio, and constant currency, including the adjustments (as applicable) from the corresponding GAAP  information. Amounts shown for 2020 financial targets on a previous slide represent management estimates of performance based on the Company’s guidance  provided on April 30, 2020.  Please refer to “Forward‐Looking Statements” and “Limitations on Guidance” on the previous slide.  The Company notes that it is unable  to reconcile this forward‐looking non‐GAAP financial measure to GAAP net income, its most directly comparable forward‐looking GAAP financial measure, without  unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be  expected to impact GAAP net income in 2020 but would not impact adjusted EBITDA. These items that impact comparability may include restructuring activities, the  impact of the termination of contracts with customers, foreign currency exchange rates, income taxes, and other items. The unavailable information could have a  significant impact on the Company's full year 2020 GAAP financial results. 2. Comments are made as of the date of this presentation on Thursday, May 28, 2020. 3. Based on the Company’s 2020 financial targets provided in the press release dated April 30, 2020 and the related earnings call on April 30, 2020. Please refer to  “Forward‐Looking Statements” and “Limitations on Guidance”. 4. Based on existing debt outstanding on March 31, 2020 and including the 364‐Day Loan entered into on May 13, 2020.  Excludes revolving debt, foreign loans and  receivables securitization.  Term A Loan matures on October 16, 2024 provided that the 2023 Senior Notes are repaid or refinanced at least 180 days prior to  maturity.   For more information please refer to the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019 and the Company’s Quarterly  Report on Form 10‐Q for the period ended March 31, 2020.  5. For more information about the Aspirational Program and the terms of the aspirational PRSUs, please refer to the Company’s SEC filings. In addition, please refer to  “Forward Looking Statements”. 30 © 2020 Tempur Sealy International, Inc.